Exhibit 10.5
SUBSCRIPTION AGREEMENT FACE PAGE
(United States Persons)

METHES ENERGIES INTERNATIONAL LTD.

Purchased Security:	Common Stock, par value US$0.001 per share (each, a “Share”)

Subscription Price Per Share:	US$____ per share of common stock

Number of Shares Subscribed for:	____________________________________

Minimum Investment:	_________ Shares (US$________), with additional shares in increments of _______ shares (US$_______).

NOTE:    THE SUBSCRIBER MUST PROVIDE THE INFORMATION REQUESTED ON THIS SUBSCRIPTION AGREEMENT FACE PAGE, SIGN AND COMPLETE THE ATTACHED SUBSCRIPTION AGREEMENT AND SEND (1) THE COMPLETED FACE PAGE, (2) A FULLY EXECUTED COPY OF THE SUBSCRIPTION AGREEMENT (INCLUDING SCHEDULE A THERETO), AND (3) THE SUBSCRIPTION PRICE PAYABLE TO “METHES ENERGIES INTERNATIONAL LTD.” TO THE CORPORATION AT 45 MAIN STREET, SUITE 309, BROOKLYN, NEW YORK, USA 11201

PARTICULARS OF SUBSCRIBER

If an Individual:		If a Corporation:

Full Name		Full Corporate Name

Residential Address		Head Office Address

City State Zip Code		City State Zip Code

Telephone	Fax	Attention

Social Security Number		Telephone	Fax

IRS Employer Identification Number

Registration Instructions:		Deliver To:

Name		Address

Account reference, if applicable		Account reference, if applicable

Address		Contact Name

Telephone Number

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) OR ANY STATE SECURITIES LAWS, OF ANY STATE OF THE UNITED STATES.  SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED IN THE UNITED STATES OR BY OR ON BEHALF OF U.S. PERSONS (AS DEFINED HEREIN) WITHOUT REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(United States Persons)

Personal & Confidential

TO:           METHES ENERGIES INTERNATIONAL LTD.

 PURCHASE OF SECURITIES

Subscription

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from METHES ENERGIES INTERNATIONAL LTD., a Nevada corporation (the “Corporation”), subject to the terms and conditions set forth herein, that number of Shares (the “Securities”) set forth on the Subscription Agreement Face Page (the “Face Page”), at the subscription price of US$_____ (the “Subscription Price”) per Share for a total investment as set forth on the Face Page.

The Subscriber agrees to pay to the Corporation the Subscription Price for the Securities subscribed for hereunder by delivering to the Corporation, concurrent upon the execution of this private placement subscription agreement (“Agreement”), a wire transfer, a certified cheque, bank draft or money order for the full amount of the Subscription Price for the Securities subscribed for hereunder.  The Subscriber hereby acknowledges that the acceptance of the subscription is subject to rejection or allotment, in whole or in part, by the Corporation. The Subscriber acknowledges that the Securities subscribed for hereunder forms part of a larger private placement (the “Private Placement”) of up to a maximum of US$6,000,000. Unless otherwise indicated, references in this Agreement to “$” or “dollars” refer to the currency of the United States of America.  No fractional shares of the Corporation will be issued.

The Subscriber acknowledges that the Securities are being sold by the Corporation in the United States of America (the “US”) and in other jurisdictions where it is legal to do so.  Subject to the terms hereof, the subscription will be effective upon its acceptance by the Corporation.  The Private Placement is not subject to minimum aggregate subscription level and, upon closing, all subscription proceeds will be retained by the Corporation in accordance with the terms hereof.  Subscription proceeds may be accepted in one or more closings of this Private Placement.  The closing of the Private Placement will be subject to receipt of all applicable regulatory approvals.

Description of Securities

The sale and delivery of the Securities subscribed for hereby is conditional upon such sale being exempt from the prospectus requirements of any applicable statute relating to the sale of such Securities or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of preparing, filing, or delivering a prospectus.

The Securities may only be resold in compliance with applicable securities legislation. Subscribers should note that the Securities will be subject to statutory restrictions upon resale, including hold periods, and that the certificates representing such Shares will bear a legend to that effect. Subscribers are advised to consult with their legal advisors in respect of restrictions on resale and the suitability of an investment in the Securities offered hereby.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Payment

The full amount of the Subscription Price for the Securities subscribed for hereunder must accompany this Agreement and shall be paid by wire transfer, certified cheque, bank draft or money order made payable to “METHES ENERGIES INTERNATIONAL LTD.”, with a notation that the funds are being provided as a subscription for shares of METHES ENERGIES INTERNATIONAL LTD.

Wire transfers are to be sent pursuant to the following wire transfer instructions:

US Dollar Account

Institution:	RBC Centura Bank
15086 Jog Road
Delray Beach, FL 33446

ABA:	0 6 7 0 1 2 8 8 2

SWIFT:	C N T A U S 3 3

Account Name:	Methes Energies International Ltd.

Account Number:	7 2 7 0 0 0 2 8 8 4

Notation:	For subscription of shares of Methes Energies International Ltd.

Subscription Procedures

The Subscriber undertakes to complete the Face Page and sign and return a fully executed copy of this Subscription Agreement (including Schedule A hereto) to the Corporation.  The Subscriber shall complete, sign and return to the Corporation as soon as possible on request by the Corporation any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable law.

Closing

Delivery of and payment for the Securities (the “Closing”) will be completed at the offices of Methes Energies International Ltd., 45 Main Street, Suite 309, Brooklyn, New York, USA 11201, on or before the close of business on ____________ (the “Closing Time”) or such earlier or later date or time as the Corporation shall determine (the “Closing Date”).  The Closing will only take place in accordance with all related applicable regulatory approvals and requirements.

Certificates representing the Securities will be available for delivery against payment to the Corporation of the full amount of the aggregate Subscription Price for the Securities subscribed for hereunder in freely transferable US funds.

Representations, Warranties, Acknowledgements and Covenants of the Subscriber

The Subscriber hereby represents, warrants, acknowledges and covenants to the Corporation (which representations, warranties, acknowledgments and covenants shall be true and correct on the date thereof and at the Closing Date, with the same force and effect as if they had been made as at the Closing Date and which shall survive Closing) and acknowledges that the Corporation is relying thereon, that:

(a)	the Subscriber is a resident of the US and

(i)
is either: (i) an “accredited investor” as such term is defined on the Accredited Investor Certificate attached as Schedule A hereto, which is incorporated herein in its entirety; or (ii) the Subscriber either alone or with its “Subscriber representative(s)” (as such term is defined in Schedule A) has such experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Securities; and

(ii)
the Subscriber has properly complied with and duly executed the Accredited Investor Certificate attached to this Agreement as Schedule A and confirms the truth and accuracy of all statements made by the Subscriber in such Certificate.

(b)
the Subscriber is purchasing the Securities for the undersigned's own account, with the intention of holding the Securities, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities, and shall not make any sale, transfer, or pledge thereof without registration under the Act and any applicable securities laws of any state or unless an exemption from registration is available under those law;

(c)
the Subscriber is aware that the purchase of the Securities is a speculative investment involving a high degree of risk and that there is no guarantee that the undersigned will realize any gain from this investment, and that the Subscriber could lose the total amount of the Subscriber's investment:

(d)
the Subscriber understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering of the Securities for investment, or any recommendation or endorsement of this Offering of the Securities:

(e)
the Subscriber has been independently advised as to restrictions with respect to trading in the Securities imposed by applicable securities legislation in the jurisdiction in which it resides, confirms that no representation has been made to it by or on behalf of the Corporation with respect thereto, acknowledges that it is aware of the characteristics of the Securities, the risks relating to an investment therein and of the fact that it may not be able to resell the Securities except pursuant to exemptions under applicable securities legislation and regulatory policy and that the Securities will be subject to resale restrictions and will bear a legend to this effect;

(g)
the Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions or exclusions from the registration requirements of United States federal and state securities laws and applicable Canadian securities laws and that the Corporation is relying in part upon the truth and accuracy of, and such Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of such Subscriber to acquire such securities;

(h)
the decision to execute this Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Corporation, and that the decision is based entirely upon its review (the receipt of which is acknowledged) of information which has been filed by the Corporation with the applicable securities commissions or exchange in compliance, or intended compliance with applicable securities legislation, including any of the Corporation's financial information currently available. The Subscriber has sought such accounting, legal and tax advice, as it has considered necessary, to make an informed investment decision with respect to its acquisition of the Securities;

(i)
The Subscriber understands that: (i) the Securities have not been registered under the 1933 Act or any applicable state securities laws, and may not be offered for sale, sold, pledged, assigned or otherwise transferred unless (A) subsequently registered thereunder, or (B) such Subscriber shall have delivered to the Corporation an opinion of counsel in a form reasonably acceptable to the Corporation to the effect that such securities to be sold, assigned, pledged or otherwise transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements. The Corporation reserves the right to place stop transfer instructions against the shares and certificates for the Securities;

(j)
The Subscriber understands that the certificates or other instruments representing the Securities and all certificates issued in substitution thereof and in exchange therefore shall bear restrictive legends in substantially the following forms (and a stop-transfer order may be placed against transfer of such share certificates), until such time as it is no longer required under applicable securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR SUCH SECURITIES ARE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAW AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.

The legends set forth above shall be removed and the Corporation shall issue a certificate without such legend to the holder, unless the legend is otherwise required by state securities laws, (i) in connection with a sale transaction, provided the Securities are registered under the 1933 Act and applicable state securities laws or (ii) in connection with a sale transaction, after such holder provides the Corporation with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably acceptable to the Corporation, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act;

(k)
the Subscriber has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(l)	this Agreement is not enforceable by the Subscriber unless and until it has been accepted by the Corporation;

(m)	is resident at the address set out on the Face Page as the Subscriber’s “Residential Address” or “Head Office Address”;

(n)	will not resell any part of the Securities, except in accordance with the provisions of applicable securities legislation;

(o)	if an individual, the Subscriber is of full age of majority and is legally competent to execute this Agreement and take all action pursuant thereto;

(p)	this Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(q)
understands that the sale and delivery of the Securities is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus;

(r)
if the Subscriber is a corporation, syndicate, partnership or other form of unincorporated organization, the person executing this Agreement on behalf of the Subscriber has the necessary power and authority to do so and the investment contemplated hereby has been duly authorized by all necessary action of the undersigned;

(s)
if required by applicable securities legislation, policy or order or securities commission, or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Securities;

(t)
it has had access to such additional information and has made such investigations, if any, concerning the Corporation as it has considered necessary so as to make an informed investment decision in connection with an investment in the Securities and it has not received, nor has it requested, nor does it have any need to receive, any other document describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective Subscribers in order to assist them in making an investment decision with respect to the Securities;

(u)
it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and is able, by virtue of its net worth and knowledge and experience in financial and business matters, to protect its own interests in connection with the investment and bear the economic loss of such investment without substantially affecting its assets or business affairs;

(v)
it consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Securities and any Shares issuable in exchange therefore or in substitution thereof in order to implement the restrictions on transfer set forth herein;

(w)
as the Securities are subject to resale restrictions under applicable securities legislation and policies the Subscriber shall comply with all relevant securities legislation and policies concerning any resale of the Securities and shall consult with its own legal advisers with respect to such compliance; and

(x)
the Subscriber acknowledges that the foregoing representations, warranties and acknowledgments and covenants are made by it with the intent that they may be relied upon in determining its eligibility to purchase the Securities under relevant securities legislation. The Subscriber further agrees that by accepting the Securities subscribed for pursuant hereto, at Closing Time, it shall be representing and warranting that the foregoing representations, warranties and acknowledgments and covenants are true as at the Closing Time with the same force and effect as if they had been made by it as at the Closing Time and will survive the completion of the sale of such Shares. The Corporation shall be entitled to rely on the representations, warranties, acknowledgments and covenants of the Subscriber contained hereto and the Subscriber shall indemnify and hold harmless the Corporation for any loss or damage it may suffer as a result of any misrepresentation by the Subscriber.

Representations and Warranties of the Corporation

The Corporation represents and warrants to the Subscriber that, as of the date of this Agreement and at the Closing:

(y)
it has been duly incorporated and organized and is a valid and subsisting corporation under the laws of the State of Nevada, and is duly qualified to carry on business in the State of Nevada and in each other jurisdiction, if any, wherein the carrying out of the activities contemplated makes such qualifications necessary;

(z)	it has the full corporate right, power and authority to execute this Agreement, and to issue the Securities to the Subscriber pursuant to the terms of this Agreement;

(aa)
the execution and delivery of and the performance by the Corporation of this Agreement will not constitute a breach of or default under the organizational documents of the Corporation or any agreement, contract or indenture to which the Corporation is a party or by which it is bound;

(bb)	the Shares will be fully paid and non-assessable upon receipt and acceptance of the full consideration therefor; and

(cc)
there is no suit, action, claim, investigation or inquiry by any person or entity or any administrative agency or governmental body, and no legal, administrative or arbitration proceeding pending, or to the Corporation's knowledge, threatened against the Corporation which has or will materially affect the Corporation's ability to consummate the transactions herein contemplated.

Costs

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

Appointment of the Corporation as Agent

The Subscriber hereby irrevocably authorizes the Corporation to:

(a)
negotiate and settle the form of any other agreement to be entered into in connection with this Private Placement and to waive in whole or in part, or extend the time for compliance with, any of the closing conditions in such manner and on such terms and conditions as the Corporation may determine, acting reasonably, without in any way affecting the Subscriber's obligations or the obligations of others;

(b)
swear, execute, file and record on its behalf, this Agreement and any documents necessary to accept delivery of the Securities on the Closing Date, and to terminate this subscription on behalf of the Subscriber in the event that any condition precedent to this Private Placement has not been satisfied;

(c)	act as its representative at the Closing, to release the funds representing the Total Subscription Price, and to execute in its name and on its behalf all closing receipts and documents required;

(d)	complete or correct any errors or omissions in any form or document provided by the Subscriber;

(e)	approve any opinions, certificates or other documents addressed to the Subscriber; and

(f)	receive on its behalf certificates representing the Securities subscribed.

Governing Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada applicable thereto.  Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the jurisdiction of the courts of the State of Nevada and each of the parties hereto hereby irrevocably submits to the jurisdiction of the courts of such State.

Survival

This Agreement including, without limitation, the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto, the completion of the issue of Shares and any subsequent disposition by the Subscriber of any of the Securities.

Assignment

This Agreement is not transferable or assignable.

Execution

The Corporation shall be entitled to rely on delivery by facsimile machine of an executed copy of this Agreement and acceptance by the Corporation of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

Counterparts

This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause one set of originally executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

Severability

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

Entire Agreement

Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Corporation, by the Subscriber or by any third party.

[signature page follows]

IN WITNESS WHEREOF the Subscriber has duly executed this Agreement as of: ___________________________
                    (Date)

(Name of Subscriber - Please type or print)	(Signature and, if applicable, Office)

If the Subscriber is signing, as agent for a principal and the Subscriber is not a trust company signing as trustee or as an agent for a fully managed account, please complete the following:

(Name of Beneficial Subscriber - Please type or print)	(Address of Subscriber)

(Signature and, if applicable, Office)	(City, State, Zip code of Subscriber)

ACCEPTANCE

The Corporation hereby accepts the above-mentioned Agreement.

DATED at                                           , as of the ______ day of                                                                           , 200_.

METHES ENERGIES INTERNATIONAL LTD.

By:
Authorized Signatory

SCHEDULE A

ACCREDITED INVESTOR CERTIFICATE

The Subscriber covenants, represents and warrants to METHES ENERGIES INTERNATIONAL LTD. (the “Issuer”) that, by initialling one of the categories below, (i) the Subscriber an “accredited investor” (as defined by Regulation D promulgated under the Securities Act of 1933, as amended), or (ii) if not an accredited investor, the Subscriber either alone or with its “purchaser representative(s)” (as defined by Regulation D) has such experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities:

Accredited Individuals:

______ (a)
Subscriber is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000.  (Note: In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

______ (b)	Subscriber is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

______ (c)
Subscriber is an individual that had with his/her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

______ (d)	Subscriber is a director or executive officer of the Issuer.

Accredited Entities:

______ (e)
Subscriber is an entity all of whose equity owners meet one of the tests set forth in (a) through (d) above. (If relying on this category alone, each equity owner must complete a separate copy of this Schedule A to the Subscription Agreement.)

______ (f)
Subscriber is an entity, and is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Securities Act.  This representation is based on the following (check one or more, as applicable):

_______ (i)
Subscriber (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity.

_______ (ii)	Subscriber is an insurance company as defined in Section 2(13) of the Securities Act.

_______ (iii)	Subscriber is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such Act.

_______ (iv)	Subscriber is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_______ (v)	Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one or more, as applicable):

_______ (a)
the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

_______ (b)	the employee benefit plan has total assets in excess of $5,000,000; or

_______ (c)	the plan is a self-directed plan with investment decisions made solely by persons who are “Accredited Investors” as defined under the Securities Act.

_______ (vi)	Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_______ (vii)
Subscriber has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring securities of the Issuer and is one or more of the following (check one or more, as appropriate):

_______ (a)	an organization described in Section 501(c)(3) of the Internal Revenue Code; or

_______ (b)	a corporation; or

_______ (c)	a Massachusetts or similar business trust; or

_______ (d)	a partnership.

_______ (viii)
Subscriber is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring securities of the Issuer and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Issuer.

Non-Accredited Investors:

______ (g)
Subscriber is not an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Securities Act, but certifies that, either alone or with its “purchaser representative(s),” Subscriber as such experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities.  For purposes hereof, “purchaser representative” means any person who satisfies all of the following conditions or who the issuer reasonably believes satisfies all of the following conditions:

_______ (i)
Is not an affiliate, director, officer or other employee of the Issuer, or beneficial owner of 10 percent or more of any class of the equity securities or 10 percent or more of the equity interest in the Issuer, except where the Subscriber is:

(a)	A relative of the purchaser representative by blood, marriage or adoption and not more remote than a first cousin;

(b)
A trust or estate in which the purchaser representative and any persons related to him have more than 50 percent of the beneficial interest (excluding contingent interest) or of which the purchaser representative serves as trustee, executor, or in any similar capacity; or

(c)
A corporation or other organization of which the Subscriber representative and any persons related collectively are the beneficial owners of more than 50 percent of the equity securities (excluding directors qualifying shares) or equity interests;

(ii)
Has such knowledge and experience in financial and business matters that he or she is capable of evaluating, alone, or together with other purchaser representatives of the Subscriber, or together with the Subscriber, the merits and risks of the prospective investment;

(iii)
Is acknowledged by the Subscriber in writing, during the course of the transaction, to be Subscriber’s purchaser representative in connection with evaluating the merits and risks of the prospective investment; and

(iv)
Discloses to the Subscriber in writing a reasonable time prior to the sale of securities to that Subscriber any material relationship between the purchaser representative and his, her or its affiliates and the issuer or its affiliates that then exists, that is mutually understood to be contemplated, or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship.

Date:
Duly authorized signatory for Subscriber

(Print name of Subscriber)

Duly authorize signature for Subscriber Representative, if any

(Print name of Subscriber Representative, if any)